Exhibit 10.01 - Letter from Semple and Cooper



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549


Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of Organic Food Products, Inc. dated June 22, 1998.


Semple & Cooper, LLP
Phoenix, Arizona
July 1, 1998